First Quarter 2013 Earnings Call and Webcast April 25, 2013 Exhibit 99.2

This presentation includes forward-looking statements within the meaning of Section 27A of the Securities
Act of 1933, (the “Exchange Act”), as amended, and Section 21E of the Securities Exchange Act of 1934, as
amended, with respect to our financial condition, results of operations and business and our expectations or beliefs concerning future events. Such forward-looking statements include the discussions of our business strategies, estimates of future global steel production, trends toward outsourcing and other market metrics and our expectations concerning future operations, margins, profitability, liquidity and capital resources, among others. Although we believe that such forward-looking statements are reasonable, there can be no assurance that any forward-looking statements will prove to be correct. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements.
Certain areas of this presentation depict Revenue After Raw Materials Costs, EBITDA and Discretionary Cash
Flow, which are non-GAAP financial measures. Revenue After Raw Materials Costs, EBITDA and
Discretionary Cash Flow are not and should not be considered alternatives to revenues or net income or any other financial measure under U.S. GAAP. We reconcile these measurements to GAAP in certain reports we file with the S.E.C. pursuant to the Exchange Act, including current reports on Form 8-K that contain our earnings releases and our quarterly and annual reports on forms 10-Q and 10-K.
When we use the term
“North
America in this presentation, we are referring to the United States and
Canada; when we use the term
“International,”
we are referring to countries other than the United States and
Canada; when we use the term
“Latin
America we are referring to Mexico, Central America, South America and the Caribbean, including Trinidad & Tobago.
Safe Harbor Provision

”
,”

TMS International
We Create Value

Year-Over-Year Comparison

$200
$180
$160
$140
$120
$100
$80
0%
$155.9
$155.8
1Q 2012
1Q 2013

$50
$45
$40
$35
$30
$25
$20
4%
$36.8
$38.3
1Q 2012
1Q 2013

Quarter-Over-Quarter Comparison

$195
$170
$145
$120
$95
$70
$45
$20
5.1%
$148.3
$155.8
4Q 2012
1Q 2013

$50
$45
$40
$35
$30
$25
$20
$15
$10
9.4%
$35.0
$38.3
4Q 2012
1Q 2013

2013 2012 REVENUE AFTER RAW MATERIALS COSTS ($MM) ADJUSTED EBITDA ($MM) First Quarter 2013 Results REVENUE AFTER RAW MATERIALS COSTS ($MM) ADJUSTED EBITDA ($MM) 2

Year-Over-Year Comparison

CAPACITY UTILIZATION (%)
100
80
60
40
20
0
77.6
75.4
79.7
75.3
75.5
89.5
81.1
86.1
TMS Global
North America
Europe
Latin America
CAPACITY UTILIZATION (%)
100
80
60
40
20
0
77.7
75.7
U.S. Industry

Quarter-Over-Quarter Comparison

CAPACITY UTILIZATION (%)
100
80
60
40
20
0
67.1
75.4
70.4
75.3
63.8
89.5
84.0
86.1
TMS Global
North America
Europe
Latin America
CAPACITY UTILIZATION (%)
100
80
60
40
20
0
71.1
75.7
U.S. Industry

Operating Environment Summary 1Q 2013 1Q 2012 TMS CUSTOMERS BY REGION TMS CUSTOMERS BY REGION 3 4Q 2012 1Q 2013

MSG Operational Highlights

Continued success winning contracts in targeted regions
Began Services in Poland March 1, 2013
Began Services in Poland March 1, 2013
Alabama and Mexico Update
Alabama and Mexico Update
Contract Renewals Update
Contract Renewals Update

TMS International

Year-Over-Year Comparison

MM TONS
4
3
2
1
0
3.5
3.2
0.8
0.6
2.7
2.6
1Q 2012
1Q 2013

MM TONS
4
3
2
1
0
3.5
3.2
1.3
1.0
2.2
2.2
1Q 2012
1Q 2013

$25
$20
$15
$10
$5
$0
$19.5
$18.8
1Q 2012
1Q 2013

Quarter-Over-Quarter Comparison

MM TONS
4
3
2
1
0
3.2
3.2
0.5
0.6
2.7
2.6
4Q 2012
1Q 2013

MM TONS
4
3
2
1
0
3.2
3.2
1.2
1.0
2.0
2.2
4Q 2012
1Q 2013

$20
$15
$10
$5
$0
$17.8
$18.8
4Q 2012
1Q 2013

RMOG Operational Highlights
VOLUME BY CHANNEL
NORTH AMERICA INTERNATIONAL
AGENCY NON-AGENCY
VOLUME BY GEOGRAPHY
REVENUE AFTER RAW
MATERIALS COSTS ($MM)
EBITDA UP 8% FROM  4
TH
QUARTER 2012 DESPITE FLAT VOLUMES

First Quarter
($MM)
2013 2012 % Change
Revenue After Raw Materials Costs
$155.8 $155.9 0%
Adjusted EBITDA
$38.3 $36.8 4.0%
Discretionary Cash Flow
(1) $28.0 $29.1 (3.8)%
Growth Capital
$10.3 $25.5
Leverage Ratio
2.0x 2.1x
(1)   Adjusted EBITDA less Maintenance Capital Expenditures.
First Quarter Financial Highlights

Continued global expansion drives year-over-year growth

Concluding Remarks

New contract performance and continued cost management drives solid 1Q 2013, despite challenges at some locations and lower North
American production volumes year-over-year
Revenue After Raw Materials Costs was comparable with 1Q 2012,
EBITDA up 4%
Adjusted EPS was $0.22 in 1Q 2013 comparable to 1Q 2012
Revenue After Raw Materials Costs was up 5% and EBITDA up 8%
from 4Q 2012
Pipeline of projects remains strong
Initiating quarterly dividend of $0.10 per share
Reaffirm 2013 Adjusted EBITDA Guidance of $152 - $160 MM

TMS International
We Create Value®

TMSInternationalCorp.com